 WaMu Mortgage Pass-Through Certificates

Series 2004-AR6

Marketing Materials

$[27,519,000] (Approximate)

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

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This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

 Preliminary Term Sheet
Date Prepared: May 25, 2004

WaMu Mortgage Pass-Through Certificates, Series 2004-AR6

$[27,519,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal (1) Amount (Approx.)	WAL (Yrs) To Roll/Mat (2)	Pmt Window (Mths) To Roll/Mat (2)	Certificate Interest Rate	Tranche Type	Expected Ratings Moody’s/S&P
B1	$14,979,000	6.49/6.85	1-145/1-479	(3)	Subordinate	[Aa2/AA]
B2	$8,012,000	6.49/6.85	1-145/1-479	(3)	Subordinate	[A2/A]
B3	$4,528,000	6.49/6.85	1-145/1-479	(3)	Subordinate	[Baa2/BBB]
B4	$4,528,000	Information Not Provided Hereby.			Subordinate	[Ba2/BB]
B5	$3,832,000				Subordinate	[NR/B]
B6	$2,440,722				Subordinate	[NR/NR]
Total:	$38,319,722

(1)  Certificates (as described herein) represent interests in a pool of 5/1 adjustable rate Mortgage Loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)  WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the Optional Call Date (as defined herein) and to maturity.

(3)  For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.

Depositor and Master Servicer:  Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:  Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:  Greenwich Capital Markets, Inc and WaMu Capital Corp.

Trustee:  Deutsche Bank National Trust Company.

Rating Agencies:  Moody’s and S&P will rate the Certificates, except the Class B-5 and B-6 Certificates.  The Class B-5 Certificates will be rated by S&P only. The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:  May 1, 2004.

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Expected Pricing Date:  On or about May [ 21], 2004.

Closing Date:  On or about May 26, 2004.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2004.

Servicing Fee:  [0.375]% per annum of the aggregate principal balance of the Mortgage Loans.

Master Servicing Fee:  [0.050]% per annum of the aggregate principal balance of the Mortgage Loans.

Certificates:  The Class B-1, Class B-2 and Class B-3 Certificates (the“Offered Certificates”) are being offered publicly.

The “Senior Certificates” will consist of the Class A Certificates (the “Class A Certificates”), the Class X Certificates and the Class R Certificate.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”

Accrued Interest:  The Offered Certificates will settle without accrued interest (settle flat).

Interest Accrual Period:  The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be  the period beginning with the 25th of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date (on a 30/360 basis).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal income tax purposes.

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:  The Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

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Optional Termination:  The terms of the transaction allow for a termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans:  As of May 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[696,718,823] (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of generally 1 or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.35]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.20]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.55]% total subordination.

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Shifting Interest:  Until the first Distribution Date occurring after [May 2014], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Class A Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:                      Unscheduled Principal Payments (%)

June 2004 – May 2014                        0% Pro Rata Share
June 2014 – May 2015                        30% Pro Rata Share
June 2015 – May 2016                        40% Pro Rata Share
June 2016 – May 2017                        60% Pro Rata Share
June 2017 – May 2018                        80% Pro Rata Share
June 2018 and after                              100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid to the Class A Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [June 2007], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in [June 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A Certificates will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of Realized Losses:  Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, pro rata to the Senior Certificates (other than the Class X Certificates) until each respective class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates (other than the Class X Certificates) on a pro rata basis.

Net Mortgage Rate:  The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap:  The “Net WAC Cap” for the Class A and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans.

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Carryover Shortfall Amount:  If on any Distribution Date, the Certificate Interest Rate for the Offered Certificates is greater than or equal to the Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Deferred Interest allocable to the Class X Certificates and after reduction due to payments of Carryover Shortfall to the Class A Certificates, if any).

Available Funds Rate:  The “Available Funds Rate”for any Distribution Date is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the Net WAC Cap, less Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the Mortgage Loans prior to such distribution date.

Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

The amount of current interest on the Certificates will be reduced by the Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date for which the Net WAC Cap exceeds the Available Funds Rate, the excess will first result in a deferral of interest accrued on the Class X Certificate for the related Interest Accrual Period and a corresponding increase in the principal balance of the principal only component of the Class X Certificate.  In addition, if, for any Distribution Date and any Class of Class A or Subordinate Certificate, the Certificate Interest Rate for the related Interest Accrual Period exceeds Available Funds Rate, the excess will represent an allocation of Deferred Interest to such Class that will increase the Principal Amount of such Class.

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Certificates Priority of Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any reduction in the Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2)  Class R Certificates, Class A Certificates and the principal only component of the Class X Certificates, sequentially, from the Mortgage Loans, until the principal balance of such Class (or the principal only component in the case of the Class X Certificates) has been reduced to zero;

3)  Class A Certificates, to pay the related Carryover Shortfall Amount, (after giving effect to payments received from the YMA), if any;

4)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

5)  Class B-1 Certificates, principal allocable to such Class;

6)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

7)  Class B-2 Certificates, principal allocable to such Class;

8)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

9)  Class B-3 Certificates, principal allocable to such Class;

10)  Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11)  Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, to pay the related Carryover Shortfall Amount, in sequential order;

12)  Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Deferred Interest allocated to such Class of Certificates on such Distribution Date.

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